ULTRA VARIABLE LIFE ULTRA-ACCESS VARIABLE ANNUITY ULTRANNUITY SERIES V VARIABLE ANNUITY ULTRA-REWARDS VARIABLE ANNUITY ULTRA-SELECT SERIES L VARIABLE ANNUITY	ULTRA VARIABLE LIFE ULTRANNUITY SERIES V VARIABLE ANNUITY

Prospectus Supplement Dated February 10, 2023

Important Information about

Pioneer Real Estate Shares VCT

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective April 28, 2023, the Pioneer Real Estate Shares VCT Subaccount (the “Pioneer VCT Subaccount”) is no longer available as an investment option under your Contract. The underlying fund of the Pioneer VCT Subaccount, the Pioneer Real Estate Shares VCT Portfolio, will close to new investments on April 27, 2023 and is expected to be liquidated on or about April 28, 2023.

If you have allocated Contract Value to the Pioneer VCT Subaccount, you may want to consider transferring your Contract Value to another available subaccount prior to April 28, 2023. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Pioneer VCT Subaccount to another subaccount, and such transfers will not count toward any transfer limit under your Contract.

If a transfer request is not received by the close of business on April 27, 2023, Contract Value allocated to the Pioneer VCT Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Federated Hermes Government Money II Subaccount, which invests in the Federated Hermes Government Money Fund II. The investment objective of the Federated Hermes Government Money Fund II is to provide current income consistent with stability of principal and liquidity. If you have instructions designating allocation to the Pioneer VCT Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Pioneer VCT Subaccount), you need to submit a new form to our Administrative Office.

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Federated Hermes Government Money Fund II, and other relevant information, may be found in the fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. To obtain additional information, including a transfer request form or a copy of the fund prospectus, please call 1‑800‑238‑9354 or write to us at our administrative office. The fund prospectuses are also available online at the following locations:

Contract issued by Companion Life Insurance Company

•	Ultra Variable Life Flexible Premium – https://dfinview.com/SecurityBenefit/TAHD/814121422?site=PFSBL
•	Ultrannuity Series V Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121414?site=PFSBL

Contracts issued by United of Omaha Life Insurance Company

•	Ultra Variable Life Flexible Premium – https://dfinview.com/SecurityBenefit/TAHD/814121364?site=PSBL
•	Ultra Variable Life Single Premium – https://dfinview.com/SecurityBenefit/TAHD/814121372?site=PSBL
•	Ultrannuity Series V Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121323?site=PSBL
•	Ultra-Access Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121331?site=PSBL
•	Ultra Rewards Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121356?site=PSBL
•	Ultra Select Series L Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121349?site=PSBL

Investors should retain this supplement for future reference.

UNITED OF OMAHA LIFE INSURANCE COMPANY,  Variable Product Services
or
COMPANION LIFE INSURANCE COMPANY,  Variable Product Services

Mailing Address:  P.O.  Box 750497, Topeka, Kansas 66675-0497   1-800-238-9354